                                                                    EXHIBIT 10.3

                                      NOTE

$150,000,000.00                                                   March 31, 1999

      National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Borrower") promises to pay to the order of Merrill Lynch Capital Corporation (the "Lender") the lesser of the principal sum of One Hundred Fifty Million Dollars or the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Revolving Credit Agreement hereinafter referred to, in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

      The Lender shall, and is hereby authorized to record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

      This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Revolving Credit Agreement (as the same may be amended or modified the "Agreement"), dated as of March 29, 1999 among the Borrower, National Golf Properties, Inc., as Guarantor and General Partner, The First National Bank of Chicago, individually and as Administrative Agent, Merrill Lynch Capital Corporation, individually and as Syndication Agent, First Chicago Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated as Arrangers and the other lenders named therein, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

      If there is a Default or Unmatured Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by Administrative Agent and the Lenders in connection with the exercise of such remedies.

      Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any parry liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorses hereof.

      This Note shall be governed and construed under the internal laws of the State of Illinois.

      BORROWER AND LENDER BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS PROMISSORY NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

                                 NATIONAL GOLF OPERATING PARTNERSHIP,
                                 L.P.

                                 By: NATIONAL GOLF PROPERTIES, INC., its
                                     General Partner

                                     By: /s/ Scott S. Thompson
                                         ---------------------------------------
                                         Print Name: Scott S. Thompson
                                                     ---------------------------
                                         Title: Vice President - General Counsel
                                                --------------------------------


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

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
               NOTE OF NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                              DATED MARCH 31, 1999

================================================================================
DATE        Principal         Maturity          Maturity          Unpaid
----        Amount            of Interest       Principal         Balance
            of Loan           Period            Amount Paid       -------
            -------           ------            -----------
--------------------------------------------------------------------------------
            $150,000,000.00
================================================================================


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